UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

INTERNATIONAL ELECTRONICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Explanatory Note:  This filing is being made to include the revised proxy card being used by International Electronics, Inc. (“IEI”).  The proxy card has been revised to include the recommendation of the Board of Directors of IEI on the proxy card itself and to change the phone number listed for Morrow & Co., Inc., IEI’s information agent.

Amended Proxy Card

INTERNATIONAL ELECTRONICS, INC.

Special Meeting in Lieu of Annual Meeting of Shareholders to be held on May 18, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints John Waldstein and Sari Reich and each of them, with full power of substitution, as proxies to represent and vote all shares of common stock of International Electronics, Inc. which the undersigned would be entitled to vote if personally present at the Special Meeting in Lieu of the Annual Meeting of Shareholders to be held on May 18, 2007 at 10:00 a.m. local time at the offices of Choate, Hall & Stewart LLP, Two International Place, Boston, Massachusetts, 34th floor, and at all adjournments thereof, upon matters set forth in the Notice of Meeting and Proxy Statement dated April 23, 2007, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AGAINST THE AUTHORIZATION OF VOTING RIGHTS FOR THE SHARES THAT RISCO ACQUIRES IN THE TENDER OFFER, ANY SHARES THEREAFTER BENEFICIALLY ACQUIRED IN SUCH “CONTROL SHARE ACQUISITION” AND THE 500 SHARES OF COMMON STOCK NOW HELD BY RISCO OR ITS ASSOCIATES, AND FOR THE ELECTION OF THE CLASS I DIRECTOR.

SEE REVERSE SIDE

FOLD AND DETACH HERE

The Board of Directors recommends a vote FOR the Directors’ nominee.

1.           To elect one (1) Class I Director to serve for a three-year term.

Nominee: 01  Leslie Charm

☐ For	☐ Withheld

The Board of Directors recommends a vote AGAINST the following proposal.

2.           If Rokonet Industries, U.S.A., Inc. purchases shares of IEI common stock, pursuant to its currently outstanding tender offer for at least 66-2/3% of such shares at a per share price of $3.50 (as such offer, including such minimum amount and such price, may be amended from time to time) the shares so acquired, as well as any shares thereafter beneficially acquired in such “control share acquisition” and the 500 shares of common stock previously acquired by Rokonet, shall be entitled to the same voting rights as all other shares of common stock.

☐ For	☐ Withheld	☐ Abstain

Under the Massachusetts Control Share Acquisition Statute, “interested shares” are not entitled to vote on this matter. In this matter, “interested shares” are those beneficially owned by:

•       RISCO Ltd. or any associate of RISCO Ltd.;

•       any officer of IEI; or

•       any employee of IEI who is also a director of IEI.

PLEASE STATE WHETHER OR NOT YOU ARE THE BENEFICIAL OWNER OF “INTERESTED SHARES”.

☐ Yes	☐ No

IF YOU HAVE ANY QUESTIONS ABOUT WHETHER YOUR SHARES ARE “INTERESTED SHARES”, PLEASE CONTACT MORROW & CO., INC., OUR PROXY SOLICITOR AT (800) 662-5200.

I/We will attend the meeting.   ☐   YES      ☐   NO

Signature	Signature	Date

Title	Title

Please sign exactly as name appears below. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian should give full title as such. A company or partnership should sign its full name by authorized person.

FOLD AND DETACH HERE